Exhibit 99.1

Worksport ($WKSP) Announces Record-breaking May Sales, Growth Surge Continues

West Seneca, New York, June 20, 2024 - Worksport® Ltd. (NASDAQ: WKSP), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is proud to announce its best sales month yet, achieving $739,417 in single-month sales for May 2024 (unaudited).

May 2024 sales were 332% higher than the monthly average of Q1 2024, underscoring the Company's rapidly growing sales trajectory. This significant increase in sales surpasses cumulative Q1 2024 sales of $512,637. Worksport attributes this impressive growth to its Made-in-America products, which began scaled production in January 2024.

Impressive Sales Growth and Strategic Advances

Worksport views this milestone as the beginning of its sales growth and is excited for the anticipated launch of three new products this year, presenting massive additional opportunities. Management maintains its position that the company's stock remains undervalued. The Company recently announced a $6 million to 8 million year-end 2024 revenue guidance, reflecting a 300-433% increase from year-end 2023 sales of approximately $1.53 million.  This trend already surpasses previously issued guidance based on month-over-month sales "run rate."

The Company believes May's Record-Breaking sales demonstrate the market's strong demand for Worksport's innovative products. In late March 2024, the Company launched B2C sales, which quickly gained traction and contributed to the substantial increase in sales. With over $6 million in strategically produced inventory, Worksport believes it is well-positioned to meet the rising demand and ensure swift turnover.

"Our record sales month is a testament to our team's relentless dedication and the market's recognition of our product value," said Steven Rossi, CEO of Worksport.

"Products like the SOLIS solar-integrated tonneau cover, and the COR portable energy system are anticipated to revolutionize the market. We are incredibly excited for their planned Alpha release this summer, which will further accelerate our growth trajectory. 2024 is only the beginning; With a large product pipeline and patent portfolio, there is so much to be excited about," continued Rossi.

2024 and Beyond: A Promising Future

Recently receiving the 'Innovator of the Year' award in Western New York underscores the Company's commitment to innovation and excellence. As the Company continues to expand its product lineup, it believes it is poised to capture substantial market share and drive significant shareholder value.

Worksport's product pipeline includes the Company's highly anticipated SOLIS solar tonneau cover, the COR portable battery generator, and the innovative extreme climate heat pump. With an estimated tonneau cover market of 7.77 million units annually, Worksport targets significant revenue growth. Worksport's Made-in-America AL3 and upcoming AL4 tonneau covers are anticipated to enhance the Company's market position further. Worksport believes its robust IP portfolio, featuring over 160 issued and pending patents and trademarks, demonstrates its competitive edge and innovation leadership.

The trajectory for 2024 is just the beginning. With plans to further enhance its product offerings and market reach, Worksport believes it is well-positioned for sustained growth into 2025 and beyond.

2024 Key Highlights

• B2C Sales Launch: Initiated in late March 2024, showing strong market traction.

• Inventory Management: Over $6 million in strategically produced inventory for swift turnover.

• Revenue Forecast: Management projects significant growth with a 300-433% increase for 2024.

• Product Innovations: Upcoming alpha release of the SOLIS and COR systems anticipated this summer.

Key Press-Releases released in 2024:

  May 16, 2024: Worksport Reports 1,506% Q1 Revenue Surge
  May 8, 2024: Worksport Awarded $2.8MM Grant
  April 25, 2024: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
  March 18, 2024: $2.8MM Direct Offering Priced At-The-Market.
  March 6, 2024: Worksport to Launch Innovative SOLIS & COR Products This Summer
  February 7, 2024: Infineon and Worksport Announce Collaboration
  January 24, 2024: Worksport Unveils AL3- Made in the USA Tonneau Cover

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

Investors and customers are invited to follow Worksport's progress as it builds on this momentum and strives to redefine industry standards with each new corporate development.

  Investor Newsletter

Subscribe to our Investor Newsletter for automatic email notifications of future Worksport press releases: Link to Newsletter

  Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com  E: investors@worksport.com  W: worksport.com

About Worksport

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company's social media accounts on X (previously Twitter), Facebook,

LinkedIn, YouTube, and Instagram (collectively, the "Accounts"), the links of which are links to external third party websites, as well as sign up for the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 -128
W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.